Finance Income, net (Details) - BRL (R$) R$ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Finance income:
Income from short-term investments		R$ 61,177	R$ 41,437	R$ 95,798
Other	[1]	81,526	14,712	1,584
Total		142,703	56,149	97,382
Finance costs:
Interest and charges on borrowings		(110,715)	(28,552)	(12,140)
Other finance costs		(7,086)	(3,023)	(14,323)
Interest expenses incurred on lease liabilities		(2,057)	(1,914)	(865)
Total		(119,858)	(33,489)	(27,328)
Foreign exchange losses, net		(14,316)	(16,467)	3,772
Total		R$ 8,529	R$ 6,193	R$ 73,826

[1]	The increase in the line of "Other" occurred due to the beginning of the prepayment transactions of amounts payable to commercial establishments, carried out by Getnet, which intensified at the end of the year due to the operation carried out by Getnet between SCD.